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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      FEBRUARY 10, 2000 (JANUARY 21, 2000)
                      ------------------------------------
                Date of report (Date of earliest event reported)

                       INTERNATIONAL FUEL TECHNOLOGY, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                                     ------
                 (State or Other Jurisdiction of Incorporation)

        000-25367                                       88-0357508
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(Commission File Number)                      (IRS Employer Identification No.)

  7777 BONHOMME, SUITE 1920, ST. LOUIS, MISSOURI                       63105
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     (Address of Principal Executive Offices)                        (Zip Code)

                                 (314) 727-3333
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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                       INTERNATIONAL FUEL TECHNOLOGY, INC.


                                    FORM 8-K

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         By letter dated January 21, 2000, International Fuel Technology, Inc. (the "Company") received notice from its independent accountant, McGladrey & Pullen, LLP (the "Former Accountant") that the client-auditor relationship between the Company and the Accountant has ceased. During the Company's two most recent fiscal years and any subsequent interim period preceding such resignation, the Company had no disagreement with its Former Accountant on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the accountant to make reference in its report upon the subject matter of disagreement. The Former Accountant previously issued a qualified report dated September 27, 1999 on the financial statements of the Company as of and for the years ended March 31, 1999 and 1998. The report noted that because the Company had not yet commenced the operations for which it was organized and its total liabilities exceeded its total assets, the Company might need to raise substantial capital in order to implement its business plan which raised substantial doubt about the Company's ability to continue as a going concern. Other than the Company's ability to continue as a going concern, the report did not contain an adverse opinion or disclaimer of opinion or qualification as to audit scope or accounting principle.

         The Company has not yet engaged a new independent accounting firm.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
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                  16.1     Letter, dated January 21, 2000, from McGladrey &
                           Pullen, LLP to the Registrant regarding resignation of certifying accountant.

                  16.2 Letter, dated February 10, 2000, from McGladrey & Pullen, LLP regarding agreement with Item 4.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL FUEL TECHNOLOGY, INC.


Date: February 10, 2000                 By:      /s/ JONATHAN R. BURST
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                                                Jonathan R. Burst, President